                                                                 Exhibit 10.2.26


                              SETTLEMENT AGREEMENT

                           Dated as of October 3, 1996


                                      among


                       TRACE INTERNATIONAL HOLDINGS, INC.
                  (FORMERLY "21" INTERNATIONAL HOLDINGS, INC.)
                              UAG NORTHEAST, INC.
                             DIFEO PARTNERSHIP, INC.
                           DIFEO PARTNERSHIP RCT, INC.
                           DIFEO PARTNERSHIP HCM, INC.
                           DIFEO PARTNERSHIP HCT, INC.
                           DIFEO PARTNERSHIP DM, INC.
                           DIFEO PARTNERSHIP SCT, INC.
                           DIFEO PARTNERSHIP RCM, INC.
                       UNITED AUTO GROUP, INC. (FORMERLY,
                           EMCO MOTOR HOLDINGS, INC.)
                         FAIR CADILLAC-OLDSMOBILE CORP.
                              FAIR CHEVROLET CORP.
                               FAIR INFINITI, INC.
                               FAIR IMPORTS CORP.
                               FAIR HYUNDAI CORP.
                                FAIR MOTORS CORP.
                         DANBURY-MT. KISCO SATURN CORP.
                               HUDSON TOYOTA, INC.
                                 J & S FORD INC.
                              DIFEO VOLKSWAGEN INC.
                               DIFEO HYUNDAI, INC.
                             J & F OLDSMOBILE CORP.
                               DIFEO SUBARU, INC.
                             DIFEO JEEP-EAGLE, INC.
                               DIFEO IMPORTS, INC.
                                DIFEO BUICK, INC.
                             DIFEO AUTOCENTER, INC.
                            DIFEO LEASING CORPORATION
                              SOMERSET MOTORS INC.
                             GATEWAY OLDSMOBILE INC.
                               DIFEO B.M.W., INC.
                             COUNTY AUTO GROUP INC.
                              ROCKLAND MOTORS CORP.
                                    JS1, INC.
                                    JS2, INC.
                                    JS4, INC.
                                 SAMUEL X. DIFEO
                                       and
                                 JOSEPH C. DIFEO

                              SETTLEMENT AGREEMENT


     This Settlement Agreement (the "Agreement") is made as of October 3, 1996 by and among Trace International Holdings, Inc. (formerly "21" International Holdings, Inc.), a Delaware corporation, UAG Northeast, Inc. ("UAG Northeast"), a Delaware corporation, DiFeo Partnership, Inc. ("DPI"), a Delaware corporation, United Auto Group, Inc. ("UAG") (formerly EMCO Motor Holdings, Inc.), a Delaware corporation, and DiFeo Partnership RCT, Inc., DiFeo Partnership HCM, Inc., DiFeo Partnership HCT, Inc., DiFeo Partnership DM, Inc., DiFeo Partnership SCT, Inc., DiFeo Partnership RCM, Inc., each a Delaware corporation (individually, a "DPI Subsidiary" and, collectively, the "DPI Subsidiaries"), and Fair Cadillac-Oldsmobile Corp., Fair Chevrolet Corp., Fair Infiniti, Inc., Fair Imports Corp., Fair Hyundai Corp., Fair Motors Corp., Danbury-Mt. Kisco Saturn Corp., Hudson Toyota Inc., J & S Ford Inc., DiFeo Volkswagen Inc., DiFeo Hyundai Inc., J & F Oldsmobile Corp., DiFeo Subaru Inc., DiFeo Jeep-Eagle Inc., DiFeo Imports Inc., DiFeo Buick Inc., DiFeo Autocenter Inc., DiFeo Leasing Corporation, Somerset Motors Inc., Gateway Oldsmobile Inc., DiFeo B.M.W., Inc., County Auto Group, Inc., Rockland Motors Corp., JS1, Inc., JS2, Inc. and JS4, Inc. (individually a "Corporation" and, collectively, the "Corporations") and Samuel X. DiFeo and Joseph C. DiFeo (individually, a "Principal" and, collectively, the "Principals"). UAG Northeast, DPI, UAG, DPI Subsidiaries, the Corporations and the Principals are referred to collectively herein as "Parties".


     PRELIMINARY STATEMENTS. The Parties hereto make the following preliminary statements:

     A. Pursuant to the terms of a certain Master Agreement made as of March 11, 1992 as amended by Amendment No. 1 to the Master Agreement dated October 1, 1992 and by Amendment No. 2 to the Master Agreement dated July 21, 1993 (as so amended, the "Master Agreement") by and among the Parties, DPI and certain wholly-owned subsidiaries of DPI entered into certain partnerships (the "Partnerships") with the Corporations to operate automobile dealerships, as the franchisees under franchise agreements with various automobile manufacturers and to lease real property in connection therewith.

     B. This Agreement settles certain disputes, claims and issues among the Parties relative to the Corporations, the Partnerships and certain third parties and upon the Closing, as hereinafter defined, is intended to supersede the Master Agreement and all related agreements thereto (including, but not limited to, all leases, employment and consulting agreements, pledge agreements and such other ancillary documents executed in connection with the Master Agreement, but not including the partnership agreements and subleases executed in connection with the Master Agreement) (collectively with the Master Agreement, the "1992 Transaction Documents") in their entirety.

     C. The Parties desire that the transactions contemplated by this Agreement be implemented through the execution and simultaneous closing of the transactions contemplated by the 1996 Transaction Documents (as defined in Section 1.2(b) hereof).

     D. The Parties agree that this Agreement and the transactions contemplated hereunder are subject to UAG consummating its initial public offering (the "Initial Public Offering") by December 31, 1996.

     NOW, THEREFORE, in consideration of the mutual agreements and on the terms and conditions contained herein, and intending to be legally bound, the Parties hereby agree as follows:


                                    ARTICLE 1

                   EFFECT OF SETTLEMENT AGREEMENT AND CLOSING

     Section 1.1 EFFECT OF AGREEMENT. Upon the Closing (as hereinafter defined) and execution of the 1996 Transaction Documents contemplated hereunder and subject to the fulfillment (or waiver) of the conditions specified in
Article 5 herein, the 1992 Transaction Documents and the non-binding Memorandum of Understanding executed by UAG and the Principals on August 7, 1996 shall be superseded by this Agreement and the 1996 Transaction Documents in their entirety.

     From and after the Closing, the 1992 Transaction Documents and the Memorandum of Understanding executed by UAG and the Principals on August 7, 1996 shall be considered terminated and shall no longer be in force and effect.

     Section 1.2 CLOSING. (a) The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Arnold & Porter, 399 Park Avenue, New York, New York 10022 (or at such different location as the Parties shall mutually agree), at such time and date as the Parties shall mutually agree, so long as such date is not later than December 31, 1996, provided that all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the Parties will take at the Closing itself) have been satisfied or waived (the "Closing Date"). All of the actions contemplated to be taken pursuant to this Agreement on the Closing Date and taken or occurring on such date shall be deemed to occur simultaneously.

     (b) At the Closing, the following transaction documents (the "1996 Transaction Documents") associated with this Agreement shall be delivered by each of the parties thereto:

          (i)  A Merger Agreement as to each of the Mergers referred to in
     Section 6.2 in the form attached hereto as EXHIBIT 6.2;

          (ii)  B Reorganization Agreements referred to in Section 6.2;

          (iii) UAG Options referred to in Section 6.1 in the form attached hereto as EXHIBIT 6.1;

          (iv) Registration Rights Agreement referred to in Section 6.1 in the form attached hereto as EXHIBIT 6.1(A);

          (v) Consulting Agreements with respect to Samuel DiFeo, Sr. and Joseph C. DiFeo referred to in Section 7.2;

          (vi)  Employment Agreement of Samuel X. DiFeo referred to in Section
     7.3;

          (vii) Partnership Exchange Agreement and related documents and instruments referred to in Article 8;

          (viii)  Leases referred to in Article 11;

          (ix) Assignment of Claims Agreement and related documents referred to in Article 9; and

          (x) Assignment and Assumption Agreement and related documents referred to in Article 13.

     (c) ADDITIONAL DELIVERIES OF UAG, UAG NORTHEAST, DPI AND DPI SUBSIDIARIES. At the Closing, UAG, UAG Northeast, DPI and DPI Subsidiaries shall deliver the following additional documents to the Principals and Corporations:

          (i) A certificate of good standing regarding each of UAG, UAG Northeast, DPI and DPI Subsidiaries dated as of a recent date and issued by the Secretary of State of the State of Delaware;

          (ii) A closing certificate by UAG, UAG Northeast, DPI and DPI Subsidiaries dated as of the Closing Date to the effect that each of the conditions specified in Article 5 are satisfied in all material respects;

          (iii) A certificate of authority and incumbency with respect to the authority of the officers of UAG, UAG Northeast, DPI and DPI Subsidiaries executing any Closing documents, in a form reasonably acceptable to the Principals and Corporations;

          (iv) A legal opinion of counsel to UAG, UAG Northeast, DPI and DPI Subsidiaries in a form reasonably acceptable to the Principals and Corporations; and

          (v) Such other documents, certificates and instruments as may reasonably be requested by the Principals and Corporations.

     (d) ADDITIONAL DELIVERIES OF THE PRINCIPALS AND CORPORATIONS. At the Closing, the Principals and Corporations shall deliver the following additional documents to UAG, UAG Northeast, DPI and DPI Subsidiaries:

          (i) A certificate of good standing regarding each of the Corporations dated as of a recent date and issued by the Secretary of State of the State of its incorporation;

          (ii) A closing certificate by the Principals and Corporations dated as of the Closing Date to the effect that each of the conditions specified in Article 5 are satisfied in all material respects;

          (iii) A certificate of authority and incumbency with respect to the officers of the Corporations, in a form reasonably acceptable to UAG, UAG Northeast, DPI and DPI Subsidiaries;

          (iv) A legal opinion of counsel to the Principals and Corporations, in a form reasonably acceptable to UAG, UAG Northeast, DPI and DPI Subsidiaries; and

          (v) Such other documents, certificates and instruments as may reasonably be requested by UAG, UAG Northeast, DPI and DPI Subsidiaries.

     Section 1.3 METHOD OF PAYMENT. Any and all payments to be made under this Agreement and the agreements related thereto shall, unless otherwise specified herein or therein, be made in lawful money of the United States and in funds immediately available by wire transfer to the account specified by the party to receive such payment.


                                    ARTICLE 2

                        REPRESENTATIONS AND WARRANTIES OF
                  UAG, UAG NORTHEAST, DPI AND DPI SUBSIDIARIES

     UAG, UAG Northeast, DPI and DPI Subsidiaries jointly and severally represent and warrant to the Corporations and the Principals, as of the date of this Agreement and as of the Closing Date, as follows:

     Section 2.1 CORPORATE STATUS. Each of UAG, UAG Northeast, DPI and DPI Subsidiaries is or upon the Closing shall be a corporation which is duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

     Section 2.2 POWER AND AUTHORITY. Each of UAG, UAG Northeast, DPI and DPI Subsidiaries has or upon the Closing shall have the corporate power and authority to execute, deliver and perform this Agreement and this Agreement and all transactions contemplated hereby have or will have been duly and validly authorized by all necessary corporate action on the part of UAG, UAG Northeast, DPI and DPI Subsidiaries and by all necessary partnership action on the part of the Partnerships.

     Section 2.3 BINDING AGREEMENT. When executed and delivered by UAG, UAG Northeast, DPI and DPI Subsidiaries, this Agreement shall be the valid and binding obligation of each of UAG, UAG Northeast, DPI and DPI Subsidiaries, enforceable in accordance with its terms.

     Section 2.4 CONSENTS. There are no (i) consents, approvals, authorizations or other actions of, or filings with, any court, governmental authority or regulatory body and (ii) approvals, authorizations or orders of any person under any material permits, licenses, contracts, decrees or other restrictions to which UAG, UAG Northeast, DPI, DPI Subsidiaries or any of the Partnerships is party, which UAG, UAG Northeast, DPI or DPI Subsidiaries or the Partnerships shall have not obtained, taken or filed prior to the Closing Date that are required to be obtained, taken or filed in order for this Agreement to be executed and delivered and the transactions contemplated hereby to be consummated.

     Section 2.5 ABSENCE OF CONFLICT OR BREACH. The execution, delivery and performance of this Agreement does not and shall not conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any court or arbitration tribunal or governmental authority to which UAG, UAG Northeast, DPI or DPI Subsidiaries is subject, or of any provision of any agreement or understanding or arrangement to which UAG, UAG Northeast, DPI or DPI Subsidiaries is a party or by which UAG, UAG Northeast, DPI or DPI Subsidiaries is bound, which would interfere with
 UAG's, UAG

Northeast's, DPI's or DPI Subsidiaries' ability to execute, deliver and perform under this Agreement and the 1996 Transaction Documents.

     Section 2.6 BROKERS' FEES. Neither UAG, UAG Northeast, DPI nor DPI Subsidiaries has any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Corporations or Principals could become liable or obligated.

     Section 2.7 LITIGATION. There is no outstanding order, writ, judgment, stipulation, injunction, decree or determination before or by any court or arbitration tribunal or governmental authority against UAG, UAG Northeast, DPI and DPI Subsidiaries and there are no claims, actions, suits, investigations or proceedings of any kind pending, or to the knowledge of the UAG, UAG Northeast, DPI and DPI Subsidiaries, threatened before any court or arbitration tribunal or governmental authority that seek to restrain, enjoin, or otherwise prevent the consummation of the transactions contemplated by this Agreement.

     Section 2.8 CAPITALIZATION. The outstanding capital stock of UAG consists of (a) 3,593,750 shares of Voting Common Stock, par value $0.0001 per share (the "UAG Common Stock"); (b) 5,227,346 shares of Class A Convertible Preferred Stock, par value $0.0001 per share (the "Class A Convertible Preferred Stock"). UAG has granted Warrants for 1,016,099 shares of UAG Common Stock and Warrants for 93,747 shares of Class A Convertible Preferred Stock. UAG has granted options to purchase 873,000 shares of UAG Common Stock. Except as described in this Agreement, there are no other options, warrants, conversion privileges or other contractual rights presently outstanding to purchase any of the authorized but unissued capital stock of UAG. All outstanding shares of UAG Common Stock and Class A Convertible Preferred Stock were issued in compliance with all federal and state securities laws.

     In the event that the capitalization of UAG described herein changes on or prior to the Closing, UAG shall immediately notify the Principals of such changes, and the consideration to be received by the Principals at the Closing will be adjusted so that the

Principals, in fact, receive 2% of the UAG Common Stock as contemplated in
Article 6.


                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES
                               OF THE CORPORATIONS

     Each of the Corporations and the Principals jointly and severally represent and warrant to UAG, UAG Northeast, DPI and DPI Subsidiaries that:

     Section 3.1 CORPORATE STATUS. Each of the Corporations is or upon the Closing shall be a corporation which is duly incorporated, validly existing and in good standing under the laws of the State of its incorporation.

     Section 3.2 POWER AND AUTHORITY. Subject to Section 4.4 of Article 4, each of the Corporations has or upon the Closing shall have the corporate power and authority to execute, deliver and perform this Agreement, and this Agreement and all transactions contemplated hereby have or will have been duly and validly authorized by all necessary action on the part of each of the Corporations.

     Section 3.3 BINDING AGREEMENT. When executed and delivered by the Corporations and Principals, this Agreement shall be the valid and binding obligation of the Principals, and, subject to Section 4.4 of Article 4, each of the Corporations, enforceable in accordance with its terms.

     Section 3.4 CONSENTS. There are no (a) consents, approvals, authorizations, or other actions of, or filings with, any court, governmental authority or regulatory body and (b) approvals, authorizations or orders of any person under any material permits, licenses, contracts, decrees or other restrictions to which any of the Corporations is a party, which the Corporations or the Principals shall have not obtained, taken or filed prior to the Closing Date that are required to be obtained, taken or filed in order for this Agreement to be executed and delivered and the transactions contemplated hereby to be consummated, except for any manufacturer consents which UAG and its affiliates shall have obtained prior to the Closing.

     Section 3.5 ABSENCE OF CONFLICT OR BREACH. The execution, delivery and performance of this Agreement do not and shall not conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any court or arbitration tribunal or governmental authority to which each of the Corporations or the Principals is subject, or, subject to Section 4.4 of Article 4, of any provision of any agreement or understanding or arrangement to which each of the Corporations or the Principals is a party or by which each of the Corporations or the Principals is bound, which would interfere with the Corporations' and Principals' ability to execute, deliver and perform under this Agreement and the 1996 Transaction Documents.

     Section 3.6 BROKERS' FEES. Neither any Corporation nor any Principal has paid or will become obligated to pay any fee or commission to any broker, finder, consultant or other intermediary for or on account of the transactions provided for in this Agreement.

     Section 3.7 LITIGATION. There is no outstanding order, writ, judgment, stipulation, injunction, decree or determination before or by any court or arbitration tribunal or governmental authority against any of the Corporations or the Principals, and there are no claims, actions, suits, investigations or proceedings of any kind pending, or to the knowledge of any of the Corporations or the Principals, threatened, before any court or arbitration tribunal or governmental authority that would seek to restrain, enjoin or otherwise prevent the consummation of the transactions contemplated by this Agreement.

     Section 3.8  INVESTMENT REPRESENTATIONS.

          (a) The UAG Common Stock will be acquired for the Principals' own accounts not as a nominee or agent, and not with a view to, or for resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the

"Securities Act"), except in compliance with the Securities Act.

          (b) The Principals understand that the UAG Common Stock will not be registered under the Securities Act for purposes of the sale contemplated herein.

          (c) Each of the Principals is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act.


                                    ARTICLE 4

                                    COVENANTS

     The Parties agree as follows with respect to the period from and after execution of this Agreement:

     Section 4.1 FURTHER ASSURANCES. Each of the Parties shall, without further consideration, take all reasonable actions and do all things reasonably necessary in order to consummate and make effective the transactions contemplated by the Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Article 5 below), and to that end, shall share such information and documents as reasonably required to adequately address any tax, accounting, financial and legal issues incident to the agreements provided herein and the transactions contemplated thereby.

     Section 4.2 NOTICE OF DEVELOPMENTS. Each Party will give prompt written notice to the other of any material adverse development causing a breach of any of its own representations and warranties in Articles 2 and 3 above.

     Section 4.3 THIRD PARTY CONSENTS. The Parties shall cooperate with one another in obtaining and shall use reasonable efforts to obtain consents and approvals from third parties with respect to the transactions contemplated by this Agreement.

     Section 4.4 MINORITY SHAREHOLDERS. The Parties acknowledge that UAG and its affiliates are currently in discussions with certain minority shareholders of the Corporations (the "Minority Shareholders") in connection with securing their consent to, or as required, their approval of, the transactions contemplated hereunder. Certain of the representations and warranties and covenants of the Principals and Corporations hereunder may be subject to UAG and its affiliates obtaining such consents or approvals. UAG shall use, and shall cause its affiliates to use, reasonable efforts to obtain such consents and approvals and the Principals shall reasonably cooperate and assist UAG in such efforts.


                                    ARTICLE 5

                              CONDITIONS TO CLOSING

     Section 5.1 CONDITIONS TO OBLIGATIONS OF UAG, UAG NORTHEAST, DPI AND DPI SUBSIDIARIES. The obligations of the UAG, UAG Northeast, DPI and DPI Subsidiaries to consummate the transactions contemplated hereunder shall be subject to the fulfillment (or waiver by UAG, UAG Northeast, DPI and DPI Subsidiaries), on or prior to the Closing Date, of the following additional conditions, which the Corporations and Principals agree to use their respective reasonable efforts to cause to be fulfilled:

          Section 5.1.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article 3 hereof shall be true and correct in all material respects on and as of the date hereof and shall be true and correct in all material respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date.

          Section 5.1.2 COVENANTS. The Corporations and Principals shall have performed and complied with all of their covenants contained in Article 4 hereof in all material respects through the Closing.

          Section 5.1.3 CONSENTS. Each of the Corporations and Principals shall have obtained and delivered to UAG, UAG Northeast, DPI and DPI Subsidiaries any governmental or third party consents, authorizations or approvals to the transactions contemplated by this Agreement required to be obtained by each of the Corporations and Principals.

          Section 5.1.4 INITIAL PUBLIC OFFERING. All conditions to the closing of the Initial Public Offering shall have been satisfied or waived.

          Section 5.1.5 DELIVERY OF ALL DOCUMENTS. At the Closing, the Corporations and Principals shall have delivered all the documents, certificates and other deliveries set forth in Article 1 hereof.

     Section 5.2 CONDITIONS TO OBLIGATIONS OF THE CORPORATIONS AND PRINCIPALS. The obligations of the Corporations and Principals to consummate the transactions contemplated hereunder shall be subject to the fulfillment (or waiver by the Corporations and Principals), on or prior to the Closing Date, of the following additional conditions, which UAG, UAG Northeast, DPI and DPI Subsidiaries agree to use their respective reasonable efforts to cause to be fulfilled:

          Section 5.2.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of UAG, UAG Northeast, DPI and DPI Subsidiaries contained in
Article 2 hereof shall be true and correct in all material respects on and as of the date hereof and shall be true and correct in all material respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date.

          Section 5.2.2 COVENANTS. UAG, UAG Northeast, DPI and DPI Subsidiaries shall have performed and complied with all of their respective covenants contained in Article 4 hereof in all material respects through the Closing.

          Section 5.2.3 CONSENTS. UAG, UAG Northeast, DPI and DPI Subsidiaries shall have obtained and delivered to the Corporations and Principals any governmental or third party consents, authorizations or approvals, including any manufacturer consents, to the transactions contemplated by this Agreement required to be obtained by UAG, UAG Northeast, DPI, DPI Subsidiaries or the Partnerships.

          Section 5.2.4 INITIAL PUBLIC OFFERING. All conditions to the closing of the Initial Public Offering shall have been satisfied or waived.

          Section 5.2.5 DELIVERY OF ALL DOCUMENTS. At the Closing, UAG, UAG Northeast, DPI and DPI Subsidiaries shall have delivered all the documents, certificates and other deliveries set forth in Article 1 hereof.

          Section 5.2.6 CONSENTS OF MINORITY SHAREHOLDERS. Any consents of the Minority Shareholders necessary to consummate the transactions contemplated hereby shall have been obtained.


                                    ARTICLE 6

                                 REORGANIZATIONS

     Section 6.1 REORGANIZATIONS. At the Closing, (i) each of the Corporations identified on SCHEDULE 6.1 hereto will merge with and into a wholly-owned subsidiary of UAG (collectively, the "Buyers") in reorganizations pursuant to
Section 368(a)(2)(D) of the Internal Revenue Code (the "Code") (collectively, the "Mergers") and (ii) DiFeo Partnership, Inc. will acquire 100% of the capital stock of Hudson Toyota, Inc. and DiFeo Partnership, Inc. will acquire 100% of the capital stock of Somerset Motors Inc. in reorganizations pursuant to Section 368(a)(1)(B) of the Code (the "B Reorganizations"). At the Closing, the Principals will receive (a) pursuant to the Mergers and the B Reorganizations, an aggregate number of shares of UAG Common Stock equal to the number of shares that will represent 2% of the shares of UAG Common Stock outstanding immediately prior to the Initial Public Offering, on a fully diluted basis (but without regard to other Minority Roll-ups, as defined in the prospectus for the Initial Public Offering, options to acquire up to 200,000 shares of UAG Common Stock to be granted at the public offering price, and the shares issuable hereunder) and
(b) pursuant to the Mergers, options ("UAG Options"), in the form attached hereto as EXHIBIT 6.1, to acquire an amount of shares of UAG Common Stock equal to $1,500,000 divided by the initial price to the public of the UAG Common Stock specified in the final prospectus with respect to the Initial Public Offering. The UAG Common Stock and the shares of UAG Common Stock issuable on the exercise of the UAG Options will be entitled to the benefits of the Registration Rights Agreement by and between UAG and the Principals, in the form attached hereto as EXHIBIT 6.1(A), provided however, that in the event that UAG is unable to provide the registration rights provided for in Section 1.3 of such Registration Rights Agreement with respect to registrations demanded by any UAG stockholders having demand registration rights, then UAG shall provide the Principals with such alternative consideration as may be agreed upon between UAG and the Principals as representing the fair value of such rights.

     Section 6.2  MERGER AGREEMENTS.  Each of the Mergers referred to in Section
6.1 will be evidenced by an Agreement and Plan of Merger substantially in the form attached hereto as EXHIBIT 6.2 (the "Merger Agreement"). The B Reorganizations will be evidenced by an agreement, which shall contain representations and warranties and covenants and other material terms substantially similar to the terms and conditions in the Merger Agreements (the "B Reorganization Agreements").


                                    ARTICLE 7

                     EMPLOYMENT AND CONSULTING ARRANGEMENTS

     Section 7.1 CURRENT SALARY ARRANGEMENTS. The current salary arrangements of each of Joseph C. DiFeo (at a rate of $200,000 per year) and Samuel DiFeo, Sr. (at a rate of $50,000 per year) shall continue through December 31, 1996. James Hetherington's current salary arrangement shall continue through the Closing and, thereafter, UAG shall pay or reimburse J&S Ford, Inc. on account of salary for James Hetherington through December 31, 1996 at an annual rate of $50,000. Samuel X. DiFeo shall receive a base salary at the rate of $225,000 per annum for the period October 1, 1995 through December 31, 1996.

     Section 7.2 CONSULTING AGREEMENTS. Samuel DiFeo, Sr. and Joseph C. DiFeo shall enter into 5 year and 3 year consulting agreements ("Consulting Agreements"), respectively, with UAG at the rate of $50,000 per year. The Consulting Agreements shall commence on January 1, 1997 and shall be on terms and conditions mutually satisfactory to the parties and consistent with this Agreement. James Hetherington may enter into a consulting agreement for the periods after December 31, 1996 with UAG, if at all, on terms and conditions mutually agreeable to UAG and James Hetherington.

     Section 7.3 EMPLOYMENT AGREEMENT OF SAMUEL X. DIFEO. From and after January 1, 1997, Samuel X. DiFeo shall continue to be employed by UAG on terms and conditions mutually satisfactory to the parties and consistent with this Agreement ("Employment Agreement").


                                    ARTICLE 8

                              PARTNERSHIP EXCHANGES

     Section 8.1 TRANSFER OF PARTNERSHIP INTERESTS. The Principals and UAG shall take such steps as shall be necessary to cause the transfer by: J & F Oldsmobile Corp., Fair Hyundai Corp. and JS1, Inc. of their respective interests in J&F Oldsmobile-Isuzu Partnership; and Fair Hyundai Partnership and Fair Chevrolet-Geo Partnership; and DiFeo Nissan Partnership and DiFeo Chevrolet-Geo Partnership to UAG or its affiliates in exchange for the interests of UAG in each of DiFeo Imports Partnership ("Mitsubishi"), DiFeo Buick-Pontiac-GMC Partnership ("Buick"), and North Jersey-Manhattan Saturn Partnership and Engelwood Saturn Partnership (collectively, "Saturn"), as well as those certain notes of Salerno Duane Managment Group, Inc. payable to DPI and DiFeo Partnership HCM, Inc. in the original principal amounts of $60,957.40 and $53,842.60 respectively (collectively, the "Salerno Notes") issued pursuant to the Amended and Restated Master Agreement dated as of September 15, 1994 (referenced hereinafter). In addition, UAG shall confirm that all prior advances made by UAG to Buick and Mitsubishi were made as capital contributions to said Partnerships. Further, in the event UAG shall fail to transfer or cause the transfer of Saturn by reason of its inability to obtain manufacturer approval, or otherwise, on or before the Closing Date or such other date as mutually agreed upon between UAG and the Principals, but in all events not later than December 31, 1996, UAG and the Principals shall mutually agree on alternative consideration payable to the Principals commensurate with the value of UAG's interest in Saturn. UAG shall insure that with respect to each of Buick, Mitsubishi and Saturn the minimum net working capital standard of each manufacturer shall be met on the date of transfer of each of Buick, Mitsubishi and Saturn, PROVIDED, HOWEVER, that the Parties acknowledge UAG's objective of aggregating capital among said Partnerships for purposes of calculating any amount required to be funded by UAG to satisfy the aggregate minimum net working capital requirements of said Partnerships, and PROVIDED FURTHER, HOWEVER, that in the event the holders of the Salerno interests in said Partnerships shall fail to exercise their right to additional ownership interests in said Partnerships, any aggregating of capital shall only occur with respect to Buick and Mitsubishi, and UAG shall otherwise satisfy the minimum net working capital requirements of Saturn, PROVIDED FURTHER, HOWEVER, that in the event UAG shall fail to transfer or cause the transfer of Saturn, UAG shall aggregate capital only with respect to Buick and Mitsubishi.

     Nothing contained in this Section 8.1 or elsewhere in this Agreement shall affect or otherwise be deemed to amend, modify or supersede in any respect the rights and obligations of the parties to that certain Amended and Restated Master Agreement dated as of September 15, 1994 among Salerno-Duane Management Group, Inc. and affiliates of UAG and the Principals.

     Section 8.2 PARTNERSHIP EXCHANGE AGREEMENT. In order to effectuate the partnership exchanges contemplated in Section 8.1, the parties referred to therein shall enter into a partnership exchange agreement (the "Partnership Exchange Agreement") in a form acceptable to such parties, which shall contain representations and warranties and covenants and other material terms substantially similar to the terms and conditions in the Merger Agreements.


                                    ARTICLE 9

                              ASSIGNMENT OF CLAIMS

     Section 9.1 ASSIGNMENT OF CLAIMS. In full settlement and release of certain disputes between the Principals and certain affiliates of the Principals, on the one hand, and UAG and affiliates of UAG, on the other hand, regarding partnership allocations, capital requirements, accounting adjustments and other similar matters, UAG and their affiliates shall assign all claims held by UAG and affiliates of any kind or nature against the Principals and/or their affiliates to the Principals, and the Principals shall assign all claims held by the Principals of any kind or nature against UAG and its affiliates to UAG, in each case to the extent arising prior to the Closing, pursuant to an assignment of claims agreement (the "Assignment of Claims Agreement") in a form reasonably satisfactory to said parties.


                                   ARTICLE 10

                                J & S FORD, INC.

     Section 10.1 J & S FORD, INC. The Principals shall not be required to consummate the legal transfer of J&S Ford, Inc. to UAG as originally contemplated by the parties to the Master Agreement, and the Principals shall retain all right, title and interest in J&S Ford, Inc. and UAG shall have no interest, legal or otherwise, therein. To that end, UAG shall take any and all of the requisite steps to (i) relinquish control over any cash accounts and other assets of J&S Ford, Inc. and (ii) insure that J&S Ford, Inc. has net working capital, as of October 1, 1996 of $1,400,000 determined in accordance with the manufacturer's accounting method, with an adjustment to said $1,400,000 for delinquent receivables and obsolete parts (obsolete parts shall be parts regarding which no activity has occurred since December 31, 1995, and delinquent receivables shall be receivables on the books of J&S Ford, Inc. on December 31, 1995 and remaining outstanding on October 1, 1996), and all calculations shall be made exclusive of all intercompany accounts.


                                   ARTICLE 11

                                     LEASES

     Section 11.1 LEASES. The Principals and UAG shall cause the cancellation of certain leases identified on SCHEDULE 11.1 hereto among the Principals and/or certain affiliates of the Principals, on the one hand, and certain of the Partnerships, on the other hand, and shall cause the Principals and/or certain affiliates of the Principals, as landlords, and UAG, or certain affiliates of UAG, as tenants, to enter into new leases as identified on SCHEDULE 11.1(A), to be evidenced by leases in the form attached hereto as EXHIBIT 11.1 (the "Lease"), which leases shall contain INTER ALIA, the following terms:

          (a) The term of such leases shall be for a period of 15 years, commencing as of October 1, 1995;

          (b) Effective as of October 1, 1995, an increase in the aggregate rental rates of such leases of $250,000 over all other minimum rent increases provided for in the leases among the Principals and/or certain affiliates of the Principals, on the one hand, and certain of the Partnerships, on the other hand, which were in full force and effect on September 1, 1995; thus, the rental rate increase applicable as of October 1, 1995 shall be in the aggregate amount of $495,000;

          (c) Annual rent under such leases shall be increased on October 1 of each year commencing on October 1, 1996 by the greater of 2% of the rent as of the September 1 immediately prior thereto, or 75% of (i) the percentage increase, if any in the Consumer Price Index for Urban Consumers-New York-Northeastern New Jersey ("CPI-U") for the month of September of the year of calculation over (ii) the CPI-U for September of the year prior to the year of calculation;

          (d) All obligations of "tenant" under such leases shall be guaranteed by UAG to the extent UAG is not the actual tenant of any such lease;

          (e) UAG shall pay or cause to be paid all rent then due and payable pursuant to such new leases on or prior to the Closing Date; and

          (f) If agreed to by UAG and the Principals, UAG shall provide security on account of security deposit obligations under the new leases in form and amount mutually acceptable to UAG and the Principals.

                                   ARTICLE 12

                            AUTOMOBILE STORAGE SPACE

     Section 12.1 AUTOMOBILE STORAGE SPACE. The lease for the property located at 559 Route 440 West, Jersey City, New Jersey shall exclude an area sufficient for the Principals to park up to 250 vehicles and shall include such reservation of ingress and egress as may be necessary to access the storage area.

     Section 12.2 MCCARTHY BUILDING AND LEASE. At no cost to J&S Ford, Inc., UAG shall take such steps as reasonably necessary to (i) allow J&S Ford, Inc. to use certain real property in Jersey City, New Jersey referred to as the McCarthy Building, together with its contents, and (ii) undertake and perform all obligations under the current lease of the McCarthy Building for the benefit of J&S Ford, Inc., in each instance until the earlier of the expiration of said lease of the McCarthy Building, the termination of the Principals' majority ownership of J&S Ford, Inc. or the subletting by UAG of said property to a third party on six (6) months prior notice to J&S Ford, Inc. on terms and conditions comparable to the terms and conditions in said lease.


                                   ARTICLE 13

                        TRANSFER OF GATEWAY PARTNERSHIPS

     Section 13.1 TRANSFER OF GATEWAY PARTNERSHIPS. The Principals shall cause JS4, Inc. to transfer all of its respective partnership interests in the OCT Partnership (i.e., Gateway Toyota) and the OCM Partnership (i.e., Gateway Mitsubishi) to UAG or a designated affiliate of UAG on or prior to Closing Date pursuant to an assignment and assumption agreement (the "Assignment and Assumption Agreement") in a form reasonably satisfactory to said parties which shall have representations, warranties and covenants and other material terms substantially similar to the terms and conditions in the Merger Agreement in full and final satisfaction of any and all outstanding obligations of the Principals and/or affiliates of the Principals to UAG and affiliates of UAG, including the respective Partnerships, relative to the acquisition of the automobile dealerships owned by such Partnerships.


                                   ARTICLE 14

                          PARTNERSHIP TAX DISTRIBUTIONS

     Section 14.1 PARTNERSHIP TAX DISTRIBUTIONS. UAG has paid or has caused the Partnerships to distribute $600,000 to the Principals on behalf of the Corporations on account of tax distributions pursuant to Section 5.2 of the partnership agreements relative to the Partnerships for years 1992, 1993 and 1994 (receipt of which is acknowledged by the Corporations and Principals) and UAG shall pay or shall cause the Partnerships to make tax distributions to the Principals on behalf of the Corporations consistent with Section 5.2 of such partnership agreements on account of tax distributions for 1995 in the aggregate amount of $206,557, and UAG shall pay or cause the Partnerships to make tax distributions to the Principals on behalf of the Corporations with respect to any additional income allocated to the Corporations for the years 1992-1995 pursuant to tax audits, or on account of any income allocated to the Corporations for 1996 for the period prior to the Closing, including, without limitation, on account of any LIFO recapture.


                                   ARTICLE 15

                       DEALERSHIP LIQUIDITY CONTRIBUTIONS

     Section 15.1 RETURN OF DEALERSHIP LIQUIDITY CONTRIBUTIONS. UAG has caused, and the Principals acknowledge that UAG has caused, the Partnerships to return to the Principals their respective Dealership Liquidity Contributions referenced in the Master Agreement in the aggregate amount of $400,000, together with interest thereon at the rate of 6% from October 1, 1992 through the date of payment hereunder.

                                   ARTICLE 16

                                   LEGAL FEES

     UAG shall directly pay Arnold & Porter all of its reasonable legal fees and disbursements charged and incurred by it on behalf of its representation of the Corporations, the Principals and the affiliates of the Principals in connection with this Agreement and the transactions contemplated thereby.


                                   ARTICLE 17

                          INDEMNIFICATION AND RELEASES

     Section 17.1 INDEMNIFICATION OF THE CORPORATIONS AND PRINCIPALS. Except for the Special Tax Indemnity provided for in Section 7.3 of the Merger Agreements (and the corresponding sections of the B Reorganization Agreements, Partnership Exchange Agreement and Assignment and Assumption Agreement), UAG, UAG Northeast, DPI and DPI Subsidiaries, jointly and severally, shall defend, indemnify and hold the Corporations and the Principals harmless from and against any and all claims, liabilities, obligations, whether absolute, accrued, contingent or otherwise and whether a contractual or any other type of liability, obligation or claim (other than income tax liabilities of the Principals arising from the transactions contemplated by this Agreement) including, without limitation, all damages, losses and expenses, reasonable fees of experts and attorneys and all costs of suit, suffered or incurred or to be suffered or incurred by the Corporations and Principals (i) arising out of the breach of any or all representations and warranties and covenants made by or on behalf of UAG, UAG Northeast, DPI and DPI Subsidiaries in this Agreement or in any document delivered hereunder; (ii) arising from any and all liabilities, claims, guarantees or demands with respect to any indebtedness or obligations of the Partnerships and Corporations; (iii) arising from any and all personal guarantees of liabilities relative to floor plans and other loans from GMAC or any other lender with respect to any indebtedness or obligations of the Partnerships and Corporations; (iv) arising out of or in connection with any outstanding issues with respect to any of the

Minority Shareholders relative to their respective ownership interests in certain of the Corporations, (v) arising out of any claims or demands asserted by the holders of the Salerno interests relative to their interests in Buick, Mitsubishi and Saturn and (vi) arising out of or in connection with any claims under the Securities Act or any other law administered by the Securities and Exchange Commission or any State securities commission, whether asserted by a private party or any such governmental authority relating to any private or public offering of securities by UAG.

     Section 17.2 INDEMNIFICATION OF UAG, UAG NORTHEAST, DPI AND DPI SUBSIDIARIES. Except for the Special Tax Indemnity provided for in Section 7.3 of the Merger Agreements (and the corresponding sections of the B Reorganization Agreements, Partnership Exchange Agreement and Assignment and Assumption Agreement), the Principals jointly and severally, shall defend, indemnify and hold UAG, UAG Northeast, DPI and DPI Subsidiaries harmless from and against any and all claims, liabilities, obligations, whether absolute, accrued, contingent or otherwise and whether a contractual or any other type of liability, obligation or claim including, without limitation, all damages, losses and expenses, reasonable fees of experts and attorneys and all costs of suit, suffered or incurred or to be suffered or incurred by UAG, UAG Northeast, DPI and DPI Subsidiaries arising out of the breach of any or all representations and warranties and covenants made by the Principals and the Corporations in this Agreement and all documents delivered pursuant to this Agreement, including, but not limited to, the Merger Agreements, the B Reorganization Agreements and the Partnership Exchange Agreement.

     Section 17.3 INDEMNIFICATION PROCEDURE. A party seeking indemnification pursuant to this Article 17 (an "indemnified party") shall give prompt notice to the party from whom such indemnification is sought (the "indemnifying party") of the assertion of any claim, or the commencement of any action or proceeding, in respect of which indemnity may be sought hereunder. The indemnifying party shall have the right to assume the defense (in consultation and cooperation with the indemnified party, in good faith and to the extent appropriate under the circumstances) of any such suit, action or proceeding at its own expense. If an indemnifying party shall elect not to assume the defense of any such suit, action or proceeding, the indemnified party may assume such defense at the expense of the indemnifying party. An indemnifying party shall not be liable under this Article 17 for any settlement effected without its consent of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder. No investigation by an indemnified party at or prior to the Closing shall relieve an indemnifying party of any liability hereunder.

     Section 17.4 RELEASE BY LENDERS. UAG shall use its best efforts to cause the release of each of Samuel DiFeo, Sr., Joseph C. DiFeo, Samuel X. DiFeo, James Hetherington, Neale Kuperman, Robert Cohen and Richard Mutterperl from any and all personal guarantees or liabilities relative to floor plans and other loans from GMAC or any other lender with respect to any indebtedness or obligations of the Partnerships and Corporations, such release to be evidenced by releases or other documents and instruments in a form reasonably satisfactory to each party. Such release shall be effective within ninety (90) days of the Closing, and provided that if such release is not effective within said period, UAG shall pay the Principals a fee of $50,000 on the ninety-first (91st) day following the Closing and quarterly thereafter with each successive payment being $25,000 greater than the immediately proceeding quarterly payment until such release has been delivered as required hereunder.

     Section 17.5 RELEASE BY UAG. UAG and all of its affiliates shall release each of Samuel DiFeo, Sr., Joseph C. DiFeo and Samuel X. DiFeo from any and all liabilities, claims or demands with respect to any indebtedness or obligations of the Partnerships and Corporations, such release to be evidenced by releases or other documents and instruments in a form reasonably satisfactory to each Party except for obligations arising under this Agreement.

                                   ARTICLE 18

                                  MISCELLANEOUS

     Section 18.1 DIFEO LEASING CORPORATION. UAG and the Principals agree that the disposition of the interests of DPI and DiFeo Leasing Corporation in DiFeo Leasing Partnership shall be determined by the partners therein without regard to this Agreement as soon as may be practicable.

     Section 18.2 SURVIVAL. The Parties agree that this Agreement, including without limitation, the representations and warranties of each Party in Articles 2 and 3 and the indemnification and release provisions in Article 17, shall survive the Closing

     Section 18.3 NO WAIVER. No waiver of any term,condition, default, or breach of this Agreement, or of any document executed pursuant hereto, shall be effective unless in writing and executed by the party making such waiver; no such waiver shall operate as a waiver of either (i) such term, condition, default, or breach on any other occasion, or (ii) any other term, condition, default, or breach of this Agreement. No delay or failure to enforce any provision of this Agreement or of any document executed pursuant hereto shall operate as a waiver of such provision or any other provision herein or therein. The enforcement by any party of any right it may have under this Agreement or under applicable laws shall not be deemed an election of remedies or otherwise prevent such party from enforcement of one or more other remedies at any time.

     Section 18.4 PARTIES BOUND. All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and be enforceable by and against, the Parties hereto and their respective heirs, representatives, successors and permitted assigns.

     Section 18.5 NOTICES. Any and all notices, requests, communications, or demands required or permitted to be given hereunder shall be in writing, and shall be delivered either (i) in person or by electronic facsimile, (ii) by an established overnight delivery service, or (iii) by certified mail, return receipt requested, addressed as follows:

     If to Principals
     or Corporations:    Joseph C. DiFeo

                          and

                         Samuel X. DiFeo
                         121 Lorraine Avenue
                         Spring Lake, New Jersey 07762


     copy to:            Arnold & Porter
                         399 Park Avenue
                         New York, New York  10022
                         Fax:  (212) 715-1399
                         Phone:  (212) 715-1000
                         Attention:  Michael J. Canning, Esq.


     If to UAG or
     its Affiliates:     United Auto Group, Inc.
                         375 Park Avenue - 11th Floor
                         New York, New York  10152
                         Fax: (212) 593-1363
                         Phone: (212) 230-0493
                         Attention:  Philip N. Smith, Jr., Esq.

     copy to:

        If by Hand:      Bressler, Amery & Ross, P.C.
                         325 Columbia Turnpike
                         Florham Park, New Jersey  07932
                         Fax:  (201) 514-1660
                         Phone:  (201) 514-1200
                         Attention:  Edward P. McKenzie, Esq.

        If by Mail:      P.O. Box 1980
                         Morristown, New Jersey  07962

or to such other address or addresses as any party may designate to the others by notice given as provided above. Notices delivered in person or by electronic facsimile shall be deemed to have been given on the date of delivery; notices delivered by overnight delivery service shall be deemed to have been given on the business day following the date of deposit with such overnight delivery service; and notices given by mail shall be deemed to have been given three (3) days after the date of mailing.

     Section 18.6 GOVERNING LAW. The rights and duties of the parties and the validity, construction, enforcement, and interpretation of this Agreement shall be determined according to the laws of the State of New York.

     Section 18.7 SUBMISSION TO JURISDICTION. To the extent permitted by law the Parties hereby consent to the jurisdiction of the Federal courts of the United States sitting in the Southern District of New York and the courts of the State of New York sitting in the City of New York in respect of any legal action or proceeding arising out of or relating to this Agreement or to the transactions contemplated hereunder.

     Section 18.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     Section 18.9 THIRD PARTY BENEFICIARIES. The terms and provisions of this Agreement are for the sole benefit of the Parties hereto and their respective heirs, personal representatives, successors and permitted assigns and no third party may benefit from such terms and provisions.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                   TRACE INTERNATIONAL HOLDINGS, INC.



                                   By: /s/Philip N. Smith, Jr.
                                       -------------------------
                                   Its:
                                       -------------------------


                                   UAG NORTHEAST, INC.



                                   By: /s/Philip N. Smith, Jr.
                                       -------------------------
                                   Its:
                                       -------------------------


                                   DIFEO PARTNERSHIP, INC.



                                   By: /s/Philip N. Smith, Jr.
                                       -------------------------
                                   Its:
                                       -------------------------


                                   UNITED AUTO GROUP, INC.



                                   By: /s/Philip N. Smith, Jr.
                                       -------------------------
                                   Its:
                                       -------------------------


                                   DIFEO PARTNERSHIP RCT, INC.



                                   By: /s/Philip N. Smith, Jr.
                                       -------------------------
                                   Its:
                                       -------------------------

                                   DIFEO PARTNERSHIP HCM, INC.



                                   By: /s/Philip N. Smith, Jr.
                                       -------------------------
                                   Its:
                                       -------------------------


                                   DIFEO PARTNERSHIP HCT, INC.



                                   By: /s/Philip N. Smith, Jr.
                                       -------------------------
                                   Its:
                                       -------------------------



                                   DIFEO PARTNERSHIP DM, INC.



                                   By: /s/Philip N. Smith, Jr.
                                       -------------------------
                                   Its:
                                       -------------------------


                                   DIFEO PARTNERSHIP SCT, INC.



                                   By: /s/Philip N. Smith, Jr.
                                       -------------------------
                                   Its:
                                       -------------------------



                                   DIFEO PARTNERSHIP RCM, INC.



                                   By: /s/Philip N. Smith, Jr.
                                       -------------------------
                                   Its:
                                       -------------------------

                                   THE CORPORATIONS:

                                   FAIR CADILLAC-OLDSMOBILE CORP.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------



                                   FAIR CHEVROLET CORP.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------


                                   FAIR INFINITI, INC.



                                   By: /s/Joseph C. DiFeo
                                   Its:_________________________


                                   FAIR IMPORTS CORP.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------



                                   FAIR HYUNDAI CORP.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------

                                   FAIR MOTORS CORP.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------



                                   DANBURY-MT. KISCO SATURN CORP.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------



                                   HUDSON TOYOTA, INC.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------


                                   J & S FORD INC.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------



                                   DIFEO VOLKSWAGEN INC.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------



                                   DIFEO HYUNDAI, INC.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------

                                   J & F OLDSMOBILE CORP.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------



                                   DIFEO SUBARU, INC.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------



                                   DIFEO JEEP-EAGLE, INC.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------


                                   DIFEO IMPORTS, INC.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------



                                   DIFEO BUICK, INC.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------



                                   DIFEO AUTOCENTER, INC.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------
                                       -------------------------

                                   DIFEO LEASING CORPORATION



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------


                                   SOMERSET MOTORS INC.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------



                                   GATEWAY OLDSMOBILE INC.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------


                                   DIFEO B.M.W., INC.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------



                                   COUNTY AUTO GROUP INC.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------



                                   ROCKLAND MOTORS CORP.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------

                                   JS1, INC.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------



                                   JS2, INC.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------



                                   JS4, INC.



                                   By: /s/Joseph C. DiFeo
                                       -------------------------
                                   Its:
                                       -------------------------



                                   THE PRINCIPALS:



                                   /s/Samuel X. DiFeo
                                   -----------------------------
                                   Samuel X. DiFeo



                                   /s/Joseph C. DiFeo
                                   -----------------------------
                                   Joseph C. DiFeo

                                  SCHEDULE 6.1

                                Merging Entities

         CORPORATION
          (State of
       Incorporation)                            PARTNERSHIP
       --------------                            -----------

     COUNTY AUTO GROUP,                       COUNTY AUTO GROUP
          INC. (NY)                              PARTNERSHIP

      ROCKLAND MOTORS                          ROCKLAND MOTORS
         CORP. (NY)                              PARTNERSHIP

       DIFEO HYUNDAI,                           DIFEO HYUNDAI
          INC. (NJ)                              PARTNERSHIP

     DIFEO JEEP-EAGLE,                        DIFEO JEEP-EAGLE
          INC. (NJ)                              PARTNERSHIP

      DANBURY-MT. KISCO                       DANBURY-MT. KISCO
      SATURN CORP. (CT)                      SATURN PARTNERSHIP

    DIFEO BMW, INC. (NJ)                          DIFEO BMW
                                                 PARTNERSHIP

       JS2, INC. (CT)                            DANBURY AUTO
                                                  PARTNERSHIP

       JS2, INC. (CT)                         DANBURY CHRYSLER
                                                  PLYMOUTH
                                                 PARTNERSHIP

                                  SCHEDULE 11.1

                                Cancelled Leases

1. Lease between Fair Realty Company, as Landlord, and Fair Hyundai Partnership, as Tenant, dated October 1, 1992.

2. Lease between Fair Realty Company, as Landlord, and Danbury-Mt. Kisco Saturn Partnership, as Tenant, dated October 1, 1992.

3.   Lease between Fair Realty Company, as Landlord, and Fair
     Cadillac-Oldsmobile-Isuzu Partnership, as Tenant, dated October 1, 1992.

4. Lease between Rockland Realty Associates, as Landlord, and Rockland Motors Partnership, as Tenant, dated October 1, 1992.

5. Lease between Boundbrook Realty Associates, as Landlord, and DiFeo Oldsmobile Partnership, as Tenant, dated October 1, 1992.

6. Lease between Boundbrook Realty Associates, as Landlord, and Somerset Motors Partnership, as Tenant, dated October 1, 1992.

7. Lease between J & S Equity Urban Renewal Corp., as Landlord, and Hudson Motors Partnership, as Tenant, dated October 1, 1992.

8. Lease between J & S Equity Associates, as Landlord, and DiFeo Jeep-Eagle Partnership, as Tenant, dated October 1, 1992.

9. Lease between J & S Equity Associates, as Landlord, and J & F Oldsmobile-Isuzu Partnership, as Tenant, dated October 1, 1992.

10. Lease between J & S Equity Associates, as Landlord, and DiFeo Subaru Partnership, as Tenant, dated October 1, 1992.

11. Lease between J & S Equity Associates, as Landlord, and DiFeo Buick-Pontiac-GMC Truck Partnership, as Tenant, dated October 1, 1992, respecting Block 1761.A, Lots S-2 & S-3; Block 1751, Lots 11-C and 11-D; Block 1753, Lots 11-23, Jersey City, New Jersey.

12. Lease between J & S Equity Associates, as Landlord, and DiFeo Buick-Pontiac-GMC Truck Partnership, as Tenant, dated October 1, 1992, respecting Block 1745, Lots 11, 12, 13, 14, 15, 16, 17 & 18, 919 Communipaw
     Avenue, Jersey City, New Jersey.

13. Lease between J & S Equity Associates, as Landlord, and DiFeo Buick-Pontiac-GMC Truck Partnership, as Tenant, dated October 1, 1992, respecting Block 1745, Lots 34-40; Block 1746, Lots 19A, 21A, & 22A; Block 1747, Lots 81, 82, 83 and 84, Jersey City, New Jersey.

14. Lease between J & S Equity Associates, as Landlord, and DiFeo Imports Partnership, as Tenant, dated October 1, 1992.

15. Lease between J & S Equity Associates, as Landlord, and DiFeo Autocenter Partnership, as Tenant, dated October 1, 1992.

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


                                SCHEDULE 11.1(A)

                                     Leases

1. Lease between Boundbrook Realty Associates, as Landlord, and Somerset Motors Partnership, as Tenant

     Rent -- $71,799 per month as of October 1, 1995

     Property Description -- The automobile dealership buildings of approximately 25,600 square feet and 18,200 square feet, respectively, along with parking, display and storage areas located on Lot 2, Block 7201 in the Township of Bridgewater, Somerset County, New Jersey.

2. Lease between Rockland Realty Associates, as Landlord, and Rockland Motors Partnership, as Tenant

     Rent -- $12,901 per month as of October 1, 1995

     Property Description -- 73, 75 and 77 North Highland Avenue, Nyack, New York 10960.

3. Lease between SDJD 37 Realty, Inc., as Landlord, and OCM Partnership, t/a Gateway Mitsubishi, and OCT Partnership, t/a Gateway Toyota, as Tenants

     Rent -- $34,030 per month as of October 1, 1995

     Property Description -- Lot 6.01 in Block 691; Lot 28 in Block 691, and Lot 1 in Block 690.01, Dover Township, Ocean County, New Jersey

4. Lease between Gateway Associates, as Landlord, and OCT Partnership t/a Gateway Toyota

     Rent -- $18,697 per month

     Property Description -- Lot 12.01, Block 691, Dover Township, Ocean County, New Jersey

5. Lease between J & S Equity Associates, as Landlord, and DiFeo Nissan Partnership, as Tenant

     Rent -- $27,817 per month as of October 1, 1995
     Property Description -- 126, 181-187 Roosevelt Avenue; 29 Marcy Avenue; 909, 911-913, 915-921 and 967-983 Communipaw Avenue

6. Lease between J & S Equity Urban Renewal Corp., as Landlord, and Hudson Motors Partnership, as Tenant

     Rent -- $30,000 per month as of October 1, 1995

     Property Description -- Block 1290.1, Lot A.1 on the Tax Map of Jersey City, Hudson County, New Jersey

7. Lease between J & S Equity Associates, as Landlord, and Hudson Motors Partnership, as Tenant

     Rent -- $40,000 per month as of October 1, 1995

     Property Description -- Block 1290.1, Lot A.2 on the Tax Map of Jersey City, Hudson County, New Jersey

8. Lease between J & S Equity Associates, as Landlord, and DiFeo Chevrolet-Geo Partnership, DiFeo Jeep-Eagle Partnership and DiFeo Hyundai Partnership, as Tenants

     Rent -- $57,000 per month as of October 1, 1995

     Property Description -- 599 U.S. Route 440, known as Lots 10K1 & 10K2, Block 1751, Tax Map of City of Jersey City, Hudson County, New Jersey

9. Lease between Fair Realty Company, as Landlord, and Danbury-Mt. Kisco Saturn Partnership, Danbury Auto Partnership, and Fair Chevrolet-Geo Partnership, as Tenants

     Rent -- $80,000 per month as of October 1, 1995

     Property Description -- 102 Federal Road, Danbury, Connecticut, more particularly described as a portion of the following described land currently used as the Fair Cadillac-Oldsmobile-Isuzu car dealership (i.e., List 6759, Lot 0009).

10. Lease between Fair Realty Company, as Landlord, and Danbury-Mt. Kisco Saturn Partnership, Danbury Auto Partnership, and Fair Chevrolet-Geo Partnership, as Tenants

     Rent -- $7,505 per month as of October 1, 1995

     Property Description -- Federal Road, Danbury, Connecticut (i.e., List 6758, Lot 0007).


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